SUPPLEMENT DATED JUNE 3, 1997

                   DELAWARE-VOYAGEUR TAX-EXEMPT TRUST SERIES


         After the close of business on May 30, 1997, Delaware Management Company, Inc. succeeded Voyageur Fund Managers, Inc. as Sponsor of the above captioned unit investment trusts (the "Trusts"), and Delaware Distributors, L.P. succeeded Voyageur Fund Distributors, Inc. as Distributor of Trust units. The principal business address for Delaware Management Company, Inc. is One Commerce Square, Philadelphia, PA 19103. The principal business address for Delaware Distributors, L.P. is 1818 Market Street, Philadelphia, PA 19103.